Exhibit 99.1

Open Text Reports Third Quarter Fiscal 2010 Financial Results

Waterloo, ON, April 29, 2010 - Open Text(TM) Corporation (NASDAQ:OTEX) (TSX:OTC), today announced unaudited financial results for its third quarter ended March 31, 2010. (1)

Total revenue for the third quarter of Fiscal 2010 was $212.8 million, up 11% compared to $192.0 million for the same period in the prior fiscal year. License revenue in the third quarter was $49.5 million, down 5% compared to $51.9 million for the same period in the prior fiscal year.

Adjusted net income in the quarter was $40.3 million or $0.70 per share on a diluted basis, up 28% compared to $31.4 million or $0.59 per share on a diluted basis for the same period in the prior fiscal year. Net income in accordance with U.S. generally accepted accounting principles (“US GAAP”) was $13.1 million or $0.23 per share on a diluted basis, compared to $22.0 million or $0.41 per share on a diluted basis for the same period in the prior fiscal year. (2)

The cash and cash equivalents balance as of March 31, 2010 was $321.3 million, compared to $275.8 million as of June 30, 2009. During the nine months ended March 31, 2010, the net cash paid for the Vignette acquisition was $90.6 million. Net accounts receivable as of March 31, 2010, totaled $122.6 million, compared to $115.8 million as of June 30, 2009, and Days Sales Outstanding (DSO) remained stable at 52 days in both the third quarter of Fiscal 2010, and in the same period in the prior fiscal year. Operating cash flow in the third quarter of fiscal 2010 was $78.0 million.

“I am pleased that we maintained our margin targets and met our profit goals”, said John Shackleton, President and Chief Executive Officer of Open Text. “We experienced greater seasonality than in previous years, however I’m confident that fiscal 2010 is tracking to plan. With the addition of Nstein’s analytics-based search technology and a number of new product releases, we are delivering additional powerful solutions that will help our customers gain greater value from their content.”

Please see note (2) below for a reconciliation of non-US GAAP based financial measures used in this press release, to US GAAP based financial measures.

Teleconference Call

Open Text will host a conference call on April 29, 2010 at 5:00 p.m. ET to discuss the financial results of its third quarter.

Date:	Thursday, April 29, 2010
Time:	5:00 p.m. ET/2:00 p.m. PT
Length:	60 minutes
Where:	416-644-3416 800-814-4860 (Toll Free)

Please dial-in approximately 10 minutes before the teleconference is scheduled to begin. A replay of the call will be available beginning April 29, 2010 at 7:00 p.m. ET through 11:59 p.m. on May 13, 2010 and can be accessed by dialing 416-640-1917 and using pass code 4282062 followed by the number sign (#).

For more information or to listen to the call via Web cast, please use the following link:

http://www.opentext.com/2/ex_event.html?evtype=events&id=701200000003U3hAAE

About Open Text

Open Text™ is the world’s largest independent provider of Enterprise Content Management software. The company’s solutions manage information for all types of business, compliance and industry requirements in large companies, government agencies and professional service firms. Open Text supports approximately 46,000 customers in 114 countries and 12 languages. For more information about Open Text, visit www.opentext.com.

Certain statements in this press release, including statements about the financial conditions, and results of operations and earnings for Open Text Corporation (“Open Text” or “the Company”), may contain words such as “could”, “expects”, “may”, “should”, “will”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on the Company’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which the Company operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. The Company’s assumptions, although considered reasonable by the Company at the date of this press release, may provide to be inaccurate and consequently the Company’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following: (i) the future performance, financial and otherwise, of Open Text; (ii) the ability of Open Text to bring new products to market and to increase sales; (iii) the strength of the Company’s product development pipeline; (iv) the Company’s growth and profitability prospects; (v) the estimated size and growth prospects of the ECM market; (vi) the Company’s competitive position in the ECM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company’s products to be realized by customers; and (viii) the demand for the Company’s product and the extent of deployment of the company’s products in the ECM marketplace. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated there under; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company’s customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company’s products or services; (viii) the continuous commitment of the Company’s customers; and (ix) demand for the Company’s products.

For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Copyright © 2010 by Open Text Corporation. “OPEN TEXT”, “OPEN TEXT EVERYWHERE” and the “OPEN TEXT ECM SUITE” are trademarks or registered trademarks of Open Text Corporation in the United States of America, Canada, the European Union and/or other countries. This list of trademarks is not exhaustive. Other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text Corporation or other respective owners.

Notes

(1) Based on comparison of historical revenue figures publicly disseminated by companies in the Enterprise Content Management (“ECM”) sector. All dollar amounts in this press release are in US Dollars unless otherwise indicated.

(2) Use of US Non-GAAP financial measures

In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures in this press release that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company’s definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company’s financial performance to that of other companies. However, the Company’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of adjusted net income and adjusted EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company’s results. The Company uses the financial measures adjusted EPS and adjusted net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of adjusted net income and adjusted EPS is not meant to be a substitute for net income or net income per share presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. Open Text strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Adjusted net income and adjusted EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (expense), share-based compensation, and restructuring, all net of tax. The Company’s management believes that the presentation of adjusted net income and adjusted EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company’s management and is based upon the way the Company’s management evaluates the performance of the Company’s business for use in the Company’s internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company’s management excludes certain items from its analysis, such as amortization of acquired intangible assets, restructuring costs, share-based compensation, other income (expense) and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company’s core business using the same evaluation measures that management uses, and is therefore a useful indication of Open Text’s performance or expected performance of recurring operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this press release. The following charts provide a reconciliation of (unaudited) US GAAP based financial measures to non-US GAAP based financial measures referred to in this press release:

Reconciliation of (Unaudited) US GAAP based Net Income to Adjusted Net Income (in millions of US dollars) for the periods indicated:

	Three months ended March 31, 2010	Three months ended March 31, 2009
GAAP based “Net Income”	$13.1	$22.0

Special charges	6.1	1.8

Amortization of intangibles	24.0	22.8

Other (income) expense	5.6	(11.7)

Share-based compensation	1.3	1.4

Tax Impact on above	(9.8)	(4.9)

Non-GAAP based “Adjusted Net Income”	$40.3	$31.4

Reconciliation of (Unaudited) US GAAP based EPS to non-US GAAP based EPS (calculated on a diluted basis) for the periods indicated:

	Three months ended March 31, 2010	Three months ended March 31, 2009
GAAP based “Net Income”	$0.23	$0.41

Special charges	0.11	0.03

Amortization of intangibles	0.41	0.43

Other (income) expense	0.10	(0.22)

Share-based compensation	0.02	0.03

Tax Impact on Above	(0.17)	(0.09)

Non-GAAP based “Adjusted Net Income” per share	$0.70	$0.59

(3) The following table provides a composition of our major currencies for revenue and expenses, expressed as a percentage, for the third quarter of Fiscal 2010:

Currencies	% of Revenue	% of Expenses*
EURO	24%	23%
GBP	10%	8%
CHF	5%	3%
CAD	7%	25%
USD	45%	32%
Others	9%	9%

Total	100%	100%

*	Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and special charges.

(4) The following table sets forth our revenue type as a percentage of total revenue, certain operating expenses by function and certain operating expenses as a percentage of total revenue compared to our “forecasted” percentage range within our “operating model”, as communicated in our investor relations presentation, posted on our corporate website at the following web address: http://www.opentext.com/2/global/company/investors.html

(in millions of USD)	Three months ended March 31, 2010		Nine months ended March 31, 2010		Open Text “operating model”
		Percentage		Percentage

Revenue:
License	$49.5	23.3%	$169.5	25.2%	25-30%
Customer Support	124.5	58.5%	378.4	56.3%	50-55%
Service and Other	38.8	18.2%	124.1	18.5%	20-25%

Total Revenue	212.8		672.0

Gross profit excluding amortization of acquired technology-based intangible assets	156.9	73.7%	496.2	73.8%	72-75%

Operating expenses:
Research and development	31.6	14.8%	97.5	14.5%	14-16%
Sales and marketing	46.0	21.6%	150.6	22.4%	24-26%
General and administrative	18.4	8.6%	62.0	9.2%	9-10%
Depreciation	4.4	2.1%	13.0	1.9%	2%

	100.4		323.1

Gross margin less operating expenses	56.5		173.1

Add: Share-based compensation expense	1.3		4.0

Pre-tax adjusted operating margin	$57.8	27.2%	$177.1	26.4%	22-27%

Reconciliation of (unaudited) pre-tax adjusted operating margin to US GAAP-based net income:

(in millions of USD)	Three months ended March 31, 2010	Nine months ended March 31, 2010
Pre-tax adjusted operating margin	$57.8	$177.1
Less:
Amortization	24.0	70.9
Share-based compensation	1.3	4.0
Special charges	6.1	35.1
Other (income) expense, net	5.6	3.8
Interest expense, net	2.6	8.4
Provision for income taxes	5.1	18.9

US GAAP-based net income for the period	$13.1	$36.0

For more information, please contact:

Paul McFeeters

Chief Financial Officer

Open Text Corporation

905-762-6121

pmcfeeters@opentext.com

Greg Secord

Vice President, Investor Relations

Open Text Corporation

519-888-7111 ext.2408

gsecord@opentext.com

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars, except share data)

	March 31, 2010	June 30, 2009
	(unaudited)
ASSETS
Cash and cash equivalents	$321,328	$275,819
Accounts receivable trade, net of allowance for doubtful accounts of $5,207 as of March 31, 2010 and $4,208 as of June 30, 2009	122,557	115,802
Income taxes recoverable	24,998	4,496
Prepaid expenses and other current assets	21,156	18,172
Deferred tax assets	16,765	20,621

Total current assets	506,804	434,910
Investments in marketable securities	—	13,103
Capital assets	54,835	45,165
Goodwill	699,833	576,111
Acquired intangible assets	334,770	315,048
Deferred tax assets	64,472	69,877
Other assets	17,760	13,064
Long-term income taxes recoverable	46,007	39,958

Total assets	$1,724,481	$1,507,236

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$114,419	$116,992
Current portion of long-term debt	15,782	3,449
Deferred revenues	212,655	189,397
Income taxes payable	13,083	10,356
Deferred tax liabilities	2,354	508

Total current liabilities	358,293	320,702
Long-term liabilities:
Accrued liabilities	16,682	21,099
Pension liability	15,363	15,803
Long-term debt	285,774	299,234
Deferred revenues	11,151	7,914
Long-term income taxes payable	55,740	47,131
Deferred tax liabilities	118,961	108,889

Total long-term liabilities	503,671	500,070
Shareholders’ equity:
Share capital
56,600,540 and 52,716,751 Common Shares issued and outstanding at March 31, 2010 and June 30, 2009, respectively; Authorized Common Shares: unlimited	593,397	457,982
Additional paid-in capital	58,623	52,152
Accumulated other comprehensive income	69,973	71,851
Retained earnings	140,524	104,479

Total shareholders’ equity	862,517	686,464

Total liabilities and shareholders’ equity	$1,724,481	$1,507,236

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands of U.S. dollars, except per share data)

(Unaudited)

	Three months ended March 31,		Nine months ended March 31,
	2010	2009	2010	2009
Revenues:
License	$49,527	$51,919	$169,547	$166,845
Customer support	124,443	101,949	378,375	300,816
Service and other	38,807	38,167	124,067	114,648

Total revenues	212,777	192,035	671,989	582,309

Cost of revenues:
License	3,744	4,496	11,522	12,670
Customer support	20,777	17,304	63,209	50,227
Service and other	31,314	30,288	101,036	89,898
Amortization of acquired technology-based intangible assets	15,044	11,625	44,338	34,171

Total cost of revenues	70,879	63,713	220,105	186,966

Gross profit	141,898	128,322	451,884	395,343

Operating expenses:
Research and development	31,654	28,809	97,543	87,335
Sales and marketing	45,983	44,426	150,564	138,605
General and administrative	18,405	17,937	62,007	54,604
Depreciation	4,437	3,229	12,982	8,847
Amortization of acquired customer-based intangible assets	8,910	11,176	26,562	29,529
Special charges	6,083	1,788	35,095	13,234

Total operating expenses	115,472	107,365	384,753	332,154

Income from operations	26,426	20,957	67,131	63,189

Other income (expense), net	(5,554)	11,655	(3,785)	(199)
Interest expense, net	(2,625)	(2,431)	(8,387)	(10,772)

Income before income taxes	18,247	30,181	54,959	52,218
Provision for income taxes	5,133	8,146	18,914	14,761

Net income for the period	$13,114	$22,035	$36,045	$37,457

Net income per share—basic	$0.23	$0.42	$0.64	$0.72

Net income per share—diluted	$0.23	$0.41	$0.63	$0.71

Weighted average number of Common Shares outstanding—basic	56,537	52,312	56,106	51,825

Weighted average number of Common Shares outstanding—diluted	57,696	53,441	57,214	53,122

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three months ended March 31,		Nine months ended March 31,
	2010	2009	2010	2009
Cash flows from operating activities:
Net income for the period	$13,114	$22,035	$36,045	$37,457
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,391	26,030	83,882	72,547
In-process research and development	—	—	—	121
Share-based compensation expense	1,334	1,424	7,154	3,957
Excess tax benefits on share-based compensation expense	(207)	(1,729)	(904)	(8,382)
Pension expense	152	218	562	1,124
Amortization of debt issuance costs	330	281	1,064	831
Unrealized (gain) loss on financial instruments	2,994	(941)	(878)	(134)
Loss on sale and write down of capital assets	136	84	136	353
Release of unrealized gain on marketable securities	—	—	(4,353)	—
Deferred taxes	(2,414)	(7,492)	(3,714)	(3,577)
Impairment charges	378	—	830	—
Changes in operating assets and liabilities:
Accounts receivable	22,566	15,107	23,953	47,897
Prepaid expenses and other current assets	2,017	(2,275)	(1,306)	(3,745)
Income taxes	(10,234)	3,187	(18,238)	9,656
Accounts payable and accrued liabilities	(4,932)	(5,489)	(11,466)	(18,730)
Deferred revenue	23,000	24,309	(1,029)	(1,304)
Other assets	1,376	(1,862)	3,233	(528)

Net cash provided by operating activities	78,001	72,887	114,971	137,543
Cash flows from investing activities:
Additions of capital assets-net	(3,505)	(4,214)	(15,269)	(6,308)
Purchase of Vignette Corporation, net of cash acquired	—	—	(90,600)	—
Purchase of Captaris Inc., net of cash acquired	—	—	—	(101,033)
Purchase of eMotion LLC, net of cash acquired	—	—	(556)	(3,635)
Purchase of a division of Spicer Corporation	—	(601)	—	(11,437)
Purchase consideration for prior period acquisitions	(3,167)	(4,824)	(11,407)	(17,190)
Investments in marketable securities	—	(5,322)	—	(8,930)
Maturity of short-term investments	7,000	—	45,525	—

Net cash provided by (used in) investing activities	328	(14,961)	(72,307)	(148,533)
Cash flow from financing activities:
Excess tax benefits on share-based compensation expense	207	1,729	904	8,382
Proceeds from issuance of Common Shares	2,795	11,635	8,937	17,674
Repayment of long-term debt	(873)	(849)	(2,607)	(2,570)
Debt issuance costs	—	—	(1,024)	—

Net cash provided by financing activities	2,129	12,515	6,210	23,486
Foreign exchange loss on cash held in foreign currencies	(6,760)	(6,263)	(3,365)	(30,364)
Increase (decrease) in cash and cash equivalents during the period	73,698	64,178	45,509	(17,868)
Cash and cash equivalents at beginning of the period	247,630	172,870	275,819	254,916

Cash and cash equivalents at end of the period	$321,328	$237,048	$321,328	$237,048